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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                              September 28, 1995

                               _________________


                                 EPITOPE, INC.
              (Exact name of Registrant as specified in charter)

                                    Oregon
                (State or other jurisdiction of incorporation)

                                    1-10492
                             (Commission File No.)

                                  93-0779127
                       (IRS Employer Identification No.)

    8505 S.W. Creekside Place
        Beaverton, Oregon                                      97008
  (Address of principal executive offices)                  (Zip Code)

              Registrant's telephone number, including area code:

                                (503) 641-6115

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Item 5.   Other Events.

          On September 28, 1995, the Registrant issued a press release announcing a restructuring. A copy of the press release is attached as an exhibit to this report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

          The exhibits filed herewith are listed in the exhibit index following the signature page of this report.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  September 29, 1995        By:     /s/Gilbert N. Miller
                                        Gilbert N. Miller
                                        Executive Vice President
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                                 EXHIBIT INDEX


99.1      Press Release of Epitope, Inc., dated September 28, 1995.

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